Exhibit 99.1

2941 Fairview Park Drive
Suite 100
Falls Church, VA 22042-4513 www.generaldynamics.com	News
October 28, 2015
Contact: Lucy Ryan
Tel: 703 876 3631
lryan@generaldynamics.com

General Dynamics Reports Third-Quarter 2015 Results

•	Revenue up 3.1% to $7.99 billion

•	Operating earnings up 3.5% to $1.03 billion

•	Earnings from continuing operations up 5.6% to $733 million

•	Diluted earnings per share from continuing operations up 11.2% to $2.28

FALLS CHURCH, Va. - General Dynamics (NYSE: GD) today reported third-quarter 2015 earnings from continuing operations of $733 million, a 5.6 percent increase over third-quarter 2014, on revenue of $7.99 billion. Diluted earnings per share from continuing operations were $2.28 compared to $2.05 in the year-ago quarter, an 11.2 percent increase.

“General Dynamics had another solid quarter,” said Phebe Novakovic, chairman and chief executive officer. “This is our fourth consecutive quarter with more than $1 billion in operating earnings, and we expect to maintain this momentum as we see the results of our focus on operating discipline, lower cost structure and execution on our strong backlog.”

Margin
Company-wide operating margin for the third quarter of 2015 was 12.9 percent, with margin expansion in the Aerospace and Information Systems and Technology groups when compared to third-quarter 2014.

Cash
Net cash provided by operating activities in the quarter totaled $822 million. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $652 million.

Capital Deployment
The company repurchased 7.15 million of its outstanding shares in the third quarter. Year-to-date, the company has repurchased 19.28 million outstanding shares.

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Backlog
General Dynamics’ total backlog at the end of third-quarter 2015 was $68.7 billion. The Aerospace group continued to experience steady demand in the quarter with order activity for each of the products in the Gulfstream portfolio. Also, each of the defense businesses had significant orders in the quarter. The estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $25.5 billion. Total potential contract value, the sum of all backlog components, was $94.3 billion at the end of the quarter.

About General Dynamics
Headquartered in Falls Church, Virginia, General Dynamics is a global aerospace and defense company that offers a broad portfolio of products and services in business aviation; combat vehicles, weapons systems and munitions; C4ISR and IT solutions; and shipbuilding. The company’s revenues in 2014 were $30.9 billion. More information is available at www.generaldynamics.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter securities analyst conference call at 9 a.m. EDT on Wednesday, October 28, 2015. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by 12 p.m. on October 28 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 855-859-2056 (international: 404-537-3406); passcode 59471842. The phone replay will be available from 1 p.m. October 28 through November 4, 2015.

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EXHIBIT A
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Third Quarter		Variance
	2015	2014	$	%
Revenue	$7,994	$7,751	$243	3.1%
Operating costs and expenses	6,960	6,752	(208)
Operating earnings	1,034	999	35	3.5%
Interest, net	(23)	(21)	(2)
Other, net	2	1	1
Earnings from continuing operations before income tax	1,013	979	$34	3.5%
Provision for income tax, net	280	285	5
Earnings from continuing operations	$733	$694	$39	5.6%
Discontinued operations, net of tax	—	2	(2)
Net earnings	$733	$696	37	5.3%
Earnings per share—basic
Continuing operations	$2.31	$2.09	$0.22	10.5%
Discontinued operations	$—	$0.01	$(0.01)
Net earnings	$2.31	$2.10	$0.21	10.0%
Basic weighted average shares outstanding	316.7	331.8
Earnings per share—diluted
Continuing operations	$2.28	$2.05	$0.23	11.2%
Discontinued operations	$—	$0.01	$(0.01)
Net earnings	$2.28	$2.06	$0.22	10.7%
Diluted weighted average shares outstanding	321.9	338.2

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EXHIBIT B
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months		Variance
	2015	2014	$	%
Revenue	$23,660	$22,490	$1,170	5.2%
Operating costs and expenses	20,518	19,668	(850)
Operating earnings	3,142	2,822	320	11.3%
Interest, net	(64)	(67)	3
Other, net	5	2	3
Earnings from continuing operations before income tax	3,083	2,757	326	11.8%
Provision for income tax, net	882	821	(61)
Earnings from continuing operations	$2,201	$1,936	$265	13.7%
Discontinued operations, net of tax	—	(104)	104
Net earnings	$2,201	$1,832	$369	20.1%
Earnings per share—basic
Continuing operations	$6.79	$5.75	$1.04	18.1%
Discontinued operations	$—	$(0.31)	$0.31
Net earnings	$6.79	$5.44	$1.35	24.8%
Basic weighted average shares outstanding	324.0	336.9
Earnings per share—diluted
Continuing operations	$6.68	$5.64	$1.04	18.4%
Discontinued operations	$—	$(0.30)	$0.30
Net earnings	$6.68	$5.34	$1.34	25.1%
Diluted weighted average shares outstanding	329.4	343.1

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EXHIBIT C
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Third Quarter		Variance
	2015	2014	$	%
Revenue:
Aerospace	$2,343	$2,289	$54	2.4%
Combat Systems	1,345	1,395	(50)	(3.6)%
Information Systems and Technology	2,219	2,247	(28)	(1.2)%
Marine Systems	2,087	1,820	267	14.7%
Total	$7,994	$7,751	$243	3.1%
Operating earnings:
Aerospace	$426	$411	$15	3.6%
Combat Systems	218	232	(14)	(6.0)%
Information Systems and Technology	219	202	17	8.4%
Marine Systems	181	170	11	6.5%
Corporate	(10)	(16)	6	37.5%
Total	$1,034	$999	$35	3.5%
Operating margin:
Aerospace	18.2%	18.0%
Combat Systems	16.2%	16.6%
Information Systems and Technology	9.9%	9.0%
Marine Systems	8.7%	9.3%
Total	12.9%	12.9%

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EXHIBIT D
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months		Variance
	2015	2014	$	%
Revenue:
Aerospace	$6,709	$6,409	$300	4.7%
Combat Systems	4,116	4,118	(2)	—%
Information Systems and Technology	6,804	6,691	113	1.7%
Marine Systems	6,031	5,272	759	14.4%
Total	$23,660	$22,490	$1,170	5.2%
Operating earnings:
Aerospace	$1,296	$1,199	$97	8.1%
Combat Systems	648	591	57	9.6%
Information Systems and Technology	673	573	100	17.5%
Marine Systems	556	510	46	9.0%
Corporate	(31)	(51)	20	39.2%
Total	$3,142	$2,822	$320	11.3%
Operating margin:
Aerospace	19.3%	18.7%
Combat Systems	15.7%	14.4%
Information Systems and Technology	9.9%	8.6%
Marine Systems	9.2%	9.7%
Total	13.3%	12.5%

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EXHIBIT E
CONSOLIDATED BALANCE SHEETS
DOLLARS IN MILLIONS

	(Unaudited)
	October 4, 2015	December 31, 2014
ASSETS
Current assets:
Cash and equivalents	$3,372	$4,388
Accounts receivable	3,796	4,050
Contracts in process	4,215	4,591
Inventories	3,239	3,221
Other current assets	666	1,157
Total current assets	15,288	17,407
Noncurrent assets:
Property, plant and equipment, net	3,370	3,329
Intangible assets, net	800	912
Goodwill	11,533	11,731
Other assets	1,989	1,976
Total noncurrent assets	17,692	17,948
Total assets	$32,980	$35,355
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$501	$501
Accounts payable	2,387	2,057
Customer advances and deposits	5,871	7,335
Other current liabilities	4,419	3,858
Total current liabilities	13,178	13,751
Noncurrent liabilities:
Long-term debt	2,912	3,410
Other liabilities	6,156	6,365
Total noncurrent liabilities	9,068	9,775
Shareholders' equity:
Common stock	482	482
Surplus	2,697	2,548
Retained earnings	22,655	21,127
Treasury stock	(11,915)	(9,396)
Accumulated other comprehensive loss	(3,185)	(2,932)
Total shareholders' equity	10,734	11,829
Total liabilities and shareholders' equity	$32,980	$35,355

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EXHIBIT F
CONSOLIDATED STATEMENTS OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended
	October 4, 2015	September 28, 2014
Cash flows from operating activities—continuing operations:
Net earnings	$2,201	$1,832
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation of property, plant and equipment	272	285
Amortization of intangible assets	88	91
Equity-based compensation expense	84	94
Excess tax benefit from stock-based compensation	(69)	(66)
Deferred income tax provision	88	94
Discontinued operations, net of tax	—	104
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	254	189
Contracts in process	391	380
Inventories	(29)	(259)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	334	174
Customer advances and deposits	(1,508)	1,231
Income taxes payable	13	148
Other current and noncurrent liabilities	206	(238)
Other, net	(155)	(261)
Net cash provided by operating activities	2,170	3,798
Cash flows from investing activities:
Maturities of held-to-maturity securities	500	—
Purchases of held-to-maturity securities	—	(500)
Capital expenditures	(360)	(337)
Proceeds from sales of assets	290	7
Other, net	(12)	4
Net cash provided (used) by investing activities	418	(826)
Cash flows from financing activities:
Purchases of common stock	(2,729)	(3,117)
Dividends paid	(655)	(618)
Repayment of fixed-rate notes	(500)	—
Proceeds from stock options exercises	240	475
Other, net	71	66
Net cash used by financing activities	(3,573)	(3,194)
Net cash (used) provided by discontinued operations	(31)	26
Net decrease in cash and equivalents	(1,016)	(196)
Cash and equivalents at beginning of period	4,388	5,301
Cash and equivalents at end of period	$3,372	$5,105

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EXHIBIT G
PRELIMINARY FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS EXCEPT PER SHARE AMOUNTS

	Third Quarter 2015		Third Quarter 2014
Other Financial Information:
Debt-to-equity (a)	31.8%		30.1%
Debt-to-capital (b)	24.1%		23.1%
Book value per share (c)	$33.95		$39.26
Total taxes paid	$246		$292
Company-sponsored research and development (d)	$104		$73
Shares outstanding	316,128,160		331,389,741

Non-GAAP Financial Measures:
	2015		2014
	Quarter	Year-to-date	Quarter	Year-to-date
Free cash flow from operations:
Net cash provided by operating activities	$822	$2,170	$2,504	$3,798
Capital expenditures	(170)	(360)	(175)	(337)
Free cash flow from operations (e)	$652	$1,810	$2,329	$3,461

(a)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(b)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(c)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(d)	Includes independent research and development and Gulfstream product-development costs.

(e)
We believe free cash flow from operations is a measurement that is useful to investors because it portrays our ability to generate cash from our core businesses for such purposes as repaying maturing debt, funding business acquisitions and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Potential Contract Value
Third Quarter 2015
Aerospace	$13,459	$100	$13,559	$2,479	$16,038
Combat Systems	18,591	658	19,249	5,261	24,510
Information Systems and Technology	7,294	2,122	9,416	15,074	24,490
Marine Systems	14,391	12,127	26,518	2,734	29,252
Total	$53,735	$15,007	$68,742	$25,548	$94,290
Second Quarter 2015
Aerospace	$13,893	$125	$14,018	$2,474	$16,492
Combat Systems	18,454	476	18,930	5,199	24,129
Information Systems and Technology	7,096	2,037	9,133	15,562	24,695
Marine Systems	15,993	11,952	27,945	2,345	30,290
Total	$55,436	$14,590	$70,026	$25,580	$95,606
Third Quarter 2014
Aerospace	$11,924	$143	$12,067	$1,857	$13,924
Combat Systems	20,879	732	21,611	5,760	27,371
Information Systems and Technology	7,421	1,452	8,873	16,520	25,393
Marine Systems	14,308	17,574	31,882	2,524	34,406
Total	$54,532	$19,901	$74,433	$26,661	$101,094

*
The estimated potential contract value represents management's estimate of our future contract value under unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options to purchase new aircraft and long-term agreements with fleet customers, as applicable. Because the value in the unfunded IDIQ arrangements is subject to the customer's future exercise of an indeterminate quantity of orders, we recognize these contracts in backlog only when they are funded. Unexercised options are recognized in backlog when the customer exercises the option and establishes a firm order.

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EXHIBIT H-1
BACKLOG AND ESTIMATED CONTRACT VALUE - (UNAUDITED)
DOLLARS IN MILLIONS

$125,000
$100,000
$75,000
$50,000
$25,000
$0
$73,479
$77,014
$75,253
$73,453
$84,556
$99,502
$101,094
$99,092
$96,138
$95,606
$94,290
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
Funded Backlog
Unfunded Backlog
Estimated Potential Contract Value

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EXHIBIT H-2
BACKLOG AND ESTIMATED CONTRACT VALUE BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

Funded Backlog	Unfunded Backlog	Estimated Potential Contract Value

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EXHIBIT I
THIRD QUARTER 2015 SIGNIFICANT ORDERS (UNAUDITED)
DOLLARS IN MILLIONS
We received the following significant orders during the third quarter of 2015:
Combat Systems

•	$610 from the U.K. Ministry of Defence to provide in-service support for the AJAX armoured fighting vehicle fleet until 2024.

•	$285 from the U.S. Army to refurbish and upgrade 150 Abrams main battle tanks to the situational awareness configuration for the Kingdom of Morocco under a Foreign Military Sales (FMS) contract.

•	$60 from the Army under the Stryker wheeled armored vehicle program for production of double-V-hulled vehicles.

•	$50 to produce various calibers of ammunition.
Information Systems and Technology

•	$340 from the Centers for Medicare & Medicaid Services for contact-center services.

•	$155 from the Army for ruggedized computing equipment under the CHS-4 program.

•	$100 from the U.S. Air Force to deliver enterprise IT services.

•	$90 from the Army under the Warfighter Field Operations Customer Support (FOCUS) program to provide support for live and virtual operations.

•	$80 from the Army under Increment 2 of the Warfighter Information Network-Tactical (WIN-T) program for additional equipment, engineering and support services.
Marine Systems

•	$265 from the U.S. Navy for design work on the Ohio-class submarine replacement program.

•	$155 from the Navy to provide design, engineering, material and logistics support and research and development activities for active U.S. submarines.

•	$50 from the Navy for the design and manufacture of two moored training ships.

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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Third Quarter		Nine Months
	2015	2014	2015	2014
Gulfstream Green Deliveries (units):
Large-cabin aircraft	31	32	87	87
Mid-cabin aircraft	9	6	23	19
Total	40	38	110	106
Gulfstream Outfitted Deliveries (units):
Large-cabin aircraft	31	25	89	84
Mid-cabin aircraft	12	6	27	24
Total	43	31	116	108
Pre-owned Deliveries (units):	—	3	5	3

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